UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2017

CITIZENS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

One Citizens Plaza Providence, RI		02903
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (401) 456-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On July 21, 2017, Citizens Financial Group, Inc. issued a press release reporting second quarter 2017 earnings and posted on its website the press release, an earnings release presentation, and a financial supplement. Copies of the press release, earnings release presentation, and financial supplement are being furnished as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1	Citizens Financial Group, Inc. press release dated July 21, 2017

	Exhibit 99.2	Citizens Financial Group, Inc. earnings release presentation issued July 21, 2017

	Exhibit 99.3	Citizens Financial Group, Inc. financial supplement for second quarter 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ John F. Woods
John F. Woods
Chief Financial Officer

Date: July 21, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Citizens Financial Group, Inc. press release dated July 21, 2017

99.2	Citizens Financial Group, Inc. earnings release presentation issued July 21, 2017

99.3	Citizens Financial Group, Inc. financial supplement for second quarter 2017